Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2005, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ PETER C. BROWNING
Peter C. Browning

Dated: October 25, 2005

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2005, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JOHN L. CLENDENIN
John L. Clendenin

Dated: October 25, 2005

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2005, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAY M. DAVIS
Jay M. Davis

Dated: October 26, 2005

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2005, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ EARNEST W. DEAVENPORT, JR.
Earnest W. Deavenport, Jr.

Dated: October 26, 2005

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2005, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ROBERT F. MCCULLOUGH
Robert F. McCullough

Dated: October 25, 2005

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2005, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JULIA B. NORTH
Julia B. North

Dated: October 28, 2005

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2005, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ RAY M. ROBINSON
Ray M. Robinson

Dated: October 31, 2005

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Kenyon W. Murphy and Vernon J. Nagel, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of Acuity Brands, Inc., to file a registrant’s annual report on Form 10-K for the fiscal year ended August 31, 2005, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ NEIL WILLIAMS
Neil Williams

Dated: October 25, 2005